                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            SUPERIOR FINANCIAL CORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            Superior Financial Corp.
                              16101 LaGrande Drive
                                   Suite 103
                          Little Rock, Arkansas 72223
                           Telephone: (501) 324-7282

To Our Shareholders:

   The annual meeting of the shareholders of Superior Financial Corp. ("Superior") will be held at 2:00 p.m., central daylight time, Wednesday, May 16, 2001, at 5000 Rogers Avenue, Fort Smith, Arkansas.

   Enclosed is the notice of the meeting, a proxy statement, a proxy card, Superior's Annual Report to its Shareholders and Superior's Annual Report on Form 10-K. We hope you will study the enclosed material carefully and attend the meeting in person.

   Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Please indicate in the space provided on the proxy card whether or not you plan to attend the meeting in person. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy, or by your giving written notice of revocation to the Secretary of Superior Financial Corp. at any time prior to the voting thereof. Thank you for your support.

                               Sincerely,


                                            /s/ C. Stanley Bailey

                                              C. Stanley Bailey
                                          Chairman of the Board and
                                           Chief Executive Officer

April 13, 2001

                            Superior Financial Corp.
                              16101 LaGrande Drive
                                   Suite 103
                          Little Rock, Arkansas 72223
                           Telephone: (501) 324-7282

                                     NOTICE
                                     of the
                         ANNUAL MEETING OF SHAREHOLDERS
                                       of
                            SUPERIOR FINANCIAL CORP.
                            To Be Held May 16, 2001

   NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Superior Financial Corp. ("Superior"), a Delaware corporation, will be held at 5000 Rogers Avenue, Fort Smith, Arkansas, on Wednesday, May 16, 2001, at 2:00 p.m., central daylight time, for the following purposes:

  1. To elect the nominees named in the Proxy Statement as directors to serve for a term of one year.

  2. To ratify the accounting firm of Ernst & Young LLP as Superior's independent auditors.

  3. To transact such other business as may properly come before the meeting or any adjournments thereof, but which is not now anticipated.

   These matters are discussed in detail in the accompanying proxy statement. Only shareholders of record at the close of business on March 30, 2001, will be entitled to notice of, and to vote at, the meeting. A complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder, shall be open for examination by any shareholder at Superior's office at 5000 Rogers Avenue, Fort Smith, Arkansas, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least ten days prior to the meeting.

   All shareholders of Superior are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY, OR BY YOUR GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF SUPERIOR AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                          By Order of the Board of Directors

                                          /s/ C. Stanley Bailey

                                                    C. Stanley Bailey
                                                  Chairman of the Board
                                               and Chief Executive Officer

April 13, 2001

                            Superior Financial Corp.
                              16101 LaGrande Drive
                                   Suite 103
                          Little Rock, Arkansas 72223
                           Telephone: (501) 324-7282

                                PROXY STATEMENT
                    FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

   This Proxy Statement and the accompanying proxy are furnished on or about April 13, 2001, by Superior Financial Corp. ("Superior") to the holders of record of common stock, par value $0.01, of Superior (the "Common Stock") in connection with the annual meeting of Superior's shareholders and any adjournments thereof (the "Annual Meeting") to be held on Wednesday, May 16, 2001, at 5000 Rogers Avenue, Fort Smith, Arkansas. The matters to be considered and acted upon, including the election of directors, and ratification of Ernst & Young LLP as Superior's independent auditors, are discussed herein.

   The Board of Directors of Superior (the "Board") recommends the election of the nine director-nominees named in this Proxy Statement for a term of one year.

   The enclosed proxy is solicited on behalf of the Board and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of Superior, or by executing and submitting a later dated proxy, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting without submitting a later dated proxy will not be sufficient to revoke a previously submitted proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR election of the director-nominees named herein, FOR ratification of Ernst & Young LLP as Superior's independent auditors and in accordance with the instructions of management as to any other matters that may come before the Annual Meeting.

   Superior will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or electronic communication. Banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. Superior may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals. Superior has retained the firm of Georgeson & Co. to solicit street-name holders and will pay such firm a fee of $6,500 plus out of pocket expenses.

Shareholders Eligible to Vote

   This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on March 30, 2001. Only those holders are eligible to vote at the Annual Meeting. As of March 30, 2001 there were outstanding 9,050,921 shares of Common Stock. Each share of Common Stock is entitled to one vote.

   Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Principal Shareholders

   The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 30, 2001 by each person of record believed by Superior to own beneficially 5% or more of the Common Stock.

                                                           Number   Percentage
                                                             of    Beneficially
   Name and Address                                        Shares     Owned
   ----------------                                        ------- ------------
Franklin Mutual Advisers, LLC ............................ 737,000     8.14%
 51 John F. Kennedy Parkway
 Short Hills, New Jersey 07078

Steven N. Stein(1)........................................ 577,600     6.38
 441 Vine Street, Suite 507
 Cincinnati, Ohio 45202

Keefe, Bruyette & Woods, Inc.............................. 575,473     6.36
 Two World Trade Center, 89th Floor
 New York, New York 10048

C. Stanley Bailey(2)...................................... 591,666     6.20
 16101 LaGrande Drive, Ste 103
 Little Rock, Arkansas 72223

Financial Stocks, Inc(1).................................. 547,500     6.05
 441 Vine Street, Suite 507
 Cincinnati, Ohio 45202

Alexander D. Warm(1)...................................... 537,100     5.93
 2335 Florence Avenue
 Cincinnati, Ohio 45206

FleetBoston Financial Corporation......................... 478,300     5.28
 100 Federal Street
 Boston, Massachusetts 02110

Oz Management, L.L.C. .................................... 477,500     5.28
 9 West 57th Street, 39th Floor
 New York, New York 10019

--------
(1) John M. Stein, a director of Superior, and Steven N. Stein, a principal shareholder of Superior, are directors, executive officers and principal shareholders of Financial Stocks, Inc. Alexander D. Warm, who is the beneficial owner of 224,600 shares of Common Stock and trustee of a trust which owns 312,500 shares of Common Stock, and Stanley L. Vigran, who owns 30,000 shares of Common Stock, are the remaining directors and shareholders of Financial Stocks, Inc., which is a general partner and investment manager of certain investment funds, including Vine Street Exchange Fund,
    L. P., which owns 312,500 shares of Common Stock, and Financial Stocks Private Equity Fund 1998 L.P., which owns 235,000 shares of Common Stock. John M Stein and Steven N. Stein are brothers. Steven N. Stein and John M. Stein each disclaim any ownership of Common Stock held by the other.

(2) Includes 487,500 shares of Common Stock subject to stock options, 46,248 shares held jointly by Mr. Bailey and his wife Virginia H. Bailey, 10,316 shares held in Mr. Bailey's IRA and 3,150 shares held in the Mary Brittan Bailey Trust.

                  SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

   The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 30, 2001 by each director and each executive officer, and all directors and executive officers as a group.

                                                                     Percentage
                                                       Number of    Beneficially
   Name                                                 Shares         Owned
   ----                                                ---------    ------------
C. Stanley Bailey.....................................   591,666(1)     6.20%
Brian A. Gahr.........................................       300           *
Rick D. Gardner.......................................     6,385(2)        *
Howard B. McMahon.....................................     3,000           *
C. Marvin Scott.......................................   244,250(3)     2.62%
Ben F. Scroggin.......................................     2,000           *
John M. Stein.........................................   160,800(4)     1.78%
John E. Steuri........................................    10,000           *
David E. Stubblefield.................................    12,000(5)        *
Officers and Directors as a Group..................... 1,030,401       11.38%

--------
 * Represents less than 1%

(1) Includes 487,500 shares of Common Stock subject to stock options, 46,248 shares held jointly by Mr. Bailey and his wife Virginia H. Bailey, 10,316 shares held in Mrs. Bailey's IRA and 3,150 shares held in the Mary Brittan Bailey Trust.

(2) Includes 1,385 shares of Common Stock subject to stock options.

(3) Includes 243,750 shares of Common Stock subject to stock options.

(4) John M. Stein, a director of Superior, and Steven N. Stein, a principal shareholder of Superior, are directors, executive officers and principal shareholders of Financial Stocks, Inc. Alexander D. Warm, who is the beneficial owner of 224,600 shares of Common Stock and trustee of a trust which owns 312,500 shares of Common Stock, and Stanley L. Vigran, who owns 30,000 shares of the Common Stock, are the remaining directors and shareholders of Financial Stocks, Inc. Financial Stocks, Inc. is a general partner and investment manager of certain investments funds, including Vine Street Exchange Fund, L.P., which owns 312,500 shares of Common Stock, and Financial Stocks Private Equity Fund 1998 L.P., which owns 235,000 share of Common Stock. Steven N. Stein and John M. Stein are brothers. Steven N. Stein and John M. Stein each disclaim any ownership of Common Stock held by the other.

(5) Includes 10,000 shares held in an irrevocable trust, of which Mr. Stubblefield is a co-trustee.

                             ELECTION OF DIRECTORS

   The Board recommends that the shareholders elect the nine persons named below to hold office for the term of one year, or until their successors are elected and qualified. Superior's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire Board shall be fixed from time to time by resolutions adopted by the Board, but shall not be less than three persons.

   If, prior to the voting at the Annual Meeting, any person proposed for election as a director is unavailable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board may recommend. Superior's management knows of no reason why any person would be unavailable or unable to serve as a director.

   Assuming a quorum is present at the Annual Meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

   The bylaws of Superior contain certain limitations on shareholder nominations of candidates for election as directors. See "Bylaw Provisions Regarding Conduct of Shareholders' Meetings."

   The following table provides certain biographical information about each nominee to be proposed on behalf of the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the last five years. Executive officers serve at the discretion of the Board.

    DIRECTORS TO BE NOMINATED ON BEHALF OF THE BOARD FOR A TERM OF ONE YEAR

                     Position and Office Held with     Present and Principal
 Name, Age and Year  Superior and Superior Federal      Occupation for the
   Became Director           Bank, F.S.B.                 Last Five Years
 ------------------- ----------------------------  ----------------------------
 C. Stanley Bailey*  Chairman of the Board, Chief  Chief Financial Officer and
  52, 1998           Executive Officer of both     Executive Vice President of
                     Superior                      Hancock Holding Company and
                     and Superior Federal Bank,    Hancock Bank, Gulfport,
                     F.S.B.                        Mississippi,
                                                   1995-1998; Vice Chairman of
                                                   the Board of Directors,
                                                   AmSouth Bancorporation and
                                                   AmSouth Bank, Birmingham,
                                                   Alabama
                                                   1971-1994

 C. Marvin Scott*    President, Chief Operating    Chief Retail Officer and
  51, 1998           Officer and Director of both  Senior Vice President,
                     Superior and Superior         Hancock Holding Company and
                     Federal Bank, F.S.B.          Hancock Bank, Gulfport
                                                   Mississippi, 1996-1998;
                                                   Executive Vice President--
                                                   Consumer Banking, AmSouth
                                                   Bank Birmingham, Alabama
                                                   1988-1996

 Rick D. Gardner*    Chief Financial Officer and   Chief Financial Officer and
  41, 2001           Director of both Superior     subsequently Chief Executive
                     and Superior Federal Bank,    Officer of First Commercial
                     F.S.B.                        Mortgage Company, Little
                                                   Rock, Arkansas, 1996-1998;
                                                   Chief Financial Officer,
                                                   Metmor Financial, Kansas
                                                   City, Missouri, 1990-1995

 Brian A. Gahr       Director of Superior and      Division Vice President of
  46, 1999           Superior Federal Bank,        Whirlpool Corp. since 1995,
                     F.S.B.                        Fort Smith, Arkansas

 Howard B. McMahon   Director of Superior;         Independent Contractor, Fort
  62, 1999           director of Superior Federal  Smith, Arkansas, 2000-
                     Bank, F.S.B. since 1995       Present; prior to 2000,
                                                   Owner of SSI, Inc., a
                                                   general contractor in Fort
                                                   Smith, Arkansas

 Ben F. Scroggin,    Director of Superior;         Retired banker, Little Rock,
  Jr. 80, 2000       director of Superior Federal  Arkansas
                     Bank, F.S.B. since 1964

 John M. Stein       Director of Superior and      President, Financial Stocks,
  34, 1998           Superior Federal Bank,        Inc., Cincinnati, Ohio, 1995
                     F.S.B.                        to present; Vice President,
                                                   Bankers Trust Company, New
                                                   York, New York, 1993-1995

 John E. Steuri      Director of Superior and      Private Investments, 2000-
  61, 1999           Superior Federal Bank,        Present; Chairman of Advance
                     F.S.B.                        Thermal Technologies, Inc.,
                                                   1996-2000; Chairman,
                                                   President & CEO of ALLTEL
                                                   Information Systems from
                                                   1988 to 1996, Little Rock,
                                                   Arkansas

 David E.            Director of Superior;         President and Chief
  Stubblefield       director of                   Executive Officer of ABF
  63, 1998           Superior Federal Bank,        Freight Systems, Inc., Fort
                     F.S.B.                        Smith, Arkansas
                     since 1994

--------
*  Indicates that the director/nominee is also an executive officer.

   The Board has established audit, compensation and loan and investment committees. The Audit Committee currently consists of Messrs. Gahr, McMahon, Scroggin and Stein, none of whom is an employee of Superior. The Audit Committee reviews the general scope of the audit conducted by Superior's independent auditors, the fees charged for their work and matters relating to Superior's internal control systems. In performing its functions, the Audit Committee meets separately with representatives of Superior's independent auditors, with Superior's internal auditors and with representatives of senior management. The Audit Committee met five times in 2000.

   The Compensation Committee currently consists of Messrs. Stein, Steuri and Stubblefield, none of whom is an employee of Superior. The Compensation Committee administers Superior stock option plans and grants options and other awards to company employees under such plans. In addition, the Compensation Committee is responsible for establishing policies dealing with various compensation and employee benefit matters of Superior. The Compensation Committee met three times in 2000.

   The Loan and Investment Committee presently consists of Messrs. Stubblefield, Gahr, McMahon, Scroggin and Steuri. The Loan and Investment Committee oversees loan and investment policies and activities and reviews and approves loan relationships of $2,000,000 and greater. The Loan and Investment Committee met nineteen times in 2000.

   Superior has no nominating committee.

   During 2000, the Board met 12 times. All directors attended 75% or more of these meetings, plus meetings of committees of the Board on which they served.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires Superior directors, certain officers and 10% shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are required by SEC regulations to furnish Superior with copies of all Section 16(a) reports they file, including initial reports on Form 3 and annual reports on Form 5.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, Superior believes that during 2000 all filings applicable to its officers, directors and 10% shareholders were made timely.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

   The Compensation Committee currently consists of Messrs. Stein, Steuri and Stubblefield, none of whom is an employee of Superior. Before the formation of the Compensation Committee, and in connection with the acquisition of Superior Federal Bank, F.S.B. (the "Bank"), Messrs. Bailey and Scott negotiated their respective employment agreements with Financial Stocks, Inc. and Keefe, Bruyette & Woods, Inc., who acted as the lead investor and the placement agent, respectively, and were instrumental in raising the capital necessary for such acquisition and for payment of the costs associated with such acquisition and each of whom is a principal shareholder. See "--Employment Agreements."

Other Transactions--Loans

   Certain directors, officers and principal shareholders of Superior and their affiliated interests were customers of and had transactions with the Bank in the ordinary course of business; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from the Bank, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

Director Compensation

   Directors of Superior and the Bank currently receive fees of $1,000 for each Board meeting of each entity attended. Members of committees of Superior and the Bank receive fees of $250 for each committee meeting attended. All of the directors of Superior also serve as directors of the Bank. Fees paid to directors of Superior for their services as directors of the Bank or as directors of Superior totaled $127,450 in 2000.

                             EXECUTIVE COMPENSATION
                             AND OTHER INFORMATION

   The following table provides certain summary information concerning compensation paid or accrued by Superior to or on behalf of Superior's Chairman of the Board and Chief Executive Officer and the only other two executive officers of Superior who were paid or otherwise compensated in excess of $100,000 in 2000.

                                   Annual                   Long Term
                                Compensation           Compensation Awards
                              --------------------    ---------------------
                                                      Restricted Securities
Name and Principal             Salary      Bonus        Stock    Underlying    All Other
Position                 Year   ($)         ($)       Awards ($) Options (#)  Compensation
------------------       ---- --------    --------    ---------- ----------   ------------
C. Stanley Bailey....... 2000 $300,000    $150,000                 32,000              *
 Chairman and CEO        1999  250,000     125,000       --        31,250              *
                         1998  225,000      56,250       --       487,500(2)           *

C. Marvin Scott......... 2000  220,000     110,000                 21,250              *
 President and Chief     1999  170,000      85,000       --        20,732       $102,000(3)
 Operating Officer       1998  150,000      37,500       --       243,750(2)           *

Rick D. Gardner......... 2000  140,000      70,000                  7,000              *
 Chief Financial Officer 1999  125,000      35,938       --         6,830              *
                         1998  125,000(1)    5,889(1)    --         5,540(2)           *

--------
 * Does not include amounts attributable to miscellaneous benefits received by the named officers. The costs of providing such benefits to the named officers for the years ended 2000, 1999 and 1998 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.
(1) Mr. Gardner joined Superior on September 21, 1998. The salary given for each of 2000, 1999 and 1998 represents annualized base salary. The 2000, 1999 and 1998 bonuses represent amounts actually paid in relation to 2000, 1999 and 1998 employment, respectively.
(2) Represents options granted to Messrs. Bailey, Scott and Gardner on December 22, 1997, January 9, 1998 and September 21, 1998, respectively. The exercise price is $10.00 per share with respect to options held by Mr. Bailey and Mr. Scott and is $10.83 with respect to options held by Mr. Gardner.
(3) Represents a reimbursement paid to Mr. Scott for relocation expenses and income taxes incurred by the reimbursement.

Stock Option Plans

   Superior adopted the Superior Financial Corp. 1998 Long Term Incentive Plan (the "LTIP") on June 17, 1998. It was ratified by the shareholders at the 1999 Annual Meeting. The LTIP is an omnibus plan administered by the Compensation Committee to provide equity-based incentive compensation for Superior's key employees. It provides for issuance of incentive stock options, qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The LTIP also provides for issuance of stock appreciation rights, whether in tandem with options or separately, and awards of restricted shares subject to time-based restrictions and/or performance goals.

   The LTIP imposes a limit on the total number of shares that may be issued during the ten-year term of the LTIP equal to 10% of the number of shares outstanding as of December 31, 1998. It imposes a limit on the number of awards that may be granted to all employees in any one calendar year equal to 1% of the number of shares outstanding on December 31, 1998. On that date there were 10,080,503 shares of Common Stock outstanding. However, any unused portion of the annual shares limit shall be carried forward and available to be awarded in future years. Finally, the LTIP limits the number of restricted stock awards that may be granted each year, which are time-based restricted only (i.e., without regard to any performance goals), to a number of shares equal to .33% (one-third of one percent) of the number of shares outstanding on December 31, 1998.

   Each award is non-transferrable during the life of the employee, except as permitted by the Compensation Committee to the employee's family or a trust for the employee's family. The awards do not create a right to employment. Upon a change in control of Superior any vesting schedules and performance goals are deemed satisfied.

   As discussed further below, options were granted to Mr. Bailey and Mr. Scott pursuant to their Founder's Agreements and Employment Agreements, respectively. Those options were issued before adoption of the LTIP by Superior's Board and, therefore, are non-qualified stock options. Those options were not issued pursuant to the LTIP.

Options

   The following table shows certain information respecting exercised and unexercised options for Common Stock held by Superior executive officers at December 31, 2000. Certain options have been granted pursuant to a performance based vesting schedule which only permits the holder to exercise a portion of his or her options upon accomplishing pre-defined levels of stock price performance.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

                                                   Number of
                                                   Securities      Value of
                                                   Underlying     Unexercised
                                                  Unexercised    In-the-Money
                                                   Options At     Options At
                                                  December 31,   December 31,
                                                      2000           2000(2)
                                                 -------------- ---------------
                        Shares
                      Acquired On     Value       Exercisable/   Exercisable/
Name                  Exercise(#) Realized($)(1) Unexercisable   Unexercisable
----                  ----------- -------------- -------------- ---------------
C. Stanley Bailey....      --           --       487,500/63,250 $456,788/47,547
C. Marvin Scott......      --           --       243,750/41,982  228,394/31,562
Rick D. Gardner......      --           --         1,385/17,985      148/10,842

--------
(1) Value realized is the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise.

(2) Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 2000. The market value for the Common Stock as of December 31, 2000 was $10.937.

   The following table shows certain information regarding grants of options respecting Common Stock to certain executive officers of Superior during 2000.

                       Option Grants in Last Fiscal Year

                                     Individual
                                       Grants
                                     ----------
                                                                                 Potential
                                                                                Realizable
                                                                             Value at Assumed
                                     Percent of                               Annual Rates of
                                       Total                                       Stock
                          Number of   Options                                      Price
                         Securities  Granted to Exercise  Market             Appreciation for
                         Underlying  Employees  or Base   Price                 Option Term
                           Options   in Fiscal   Price   On Date  Expiration -----------------
Name                     Granted (#)    Year     ($/Sh)  of Grant    Date     5%($)    10%($)
----                     ----------- ---------- -------- -------- ---------- -------- --------
C. Stanley Bailey.......   32,000       28.2%    $10.00   $10.00  April 2010 $496,000 $755,000
C. Marvin Scott.........   21,250       18.7      10.00    10.00  April 2010  330,000  501,000
Rick D. Gardner.........    7,000        6.2      10.00    10.00  April 2010  109,000  165,000

Employment Agreements

   Mr. Bailey has an employment agreement with Superior which provides, among other things, that Mr. Bailey serve as the Chairman of the Board of Directors and Chief Executive Officer of Superior and the Bank for an initial term of employment of three years. Pursuant to the agreement, Mr. Bailey has been granted options to acquire 487,500 shares of Common Stock. The exercise price of such options is $10.00 per share.

   Mr. Scott has an agreement with Superior which provides, among other things, that Mr. Scott serve as the President of Superior and the Bank. Pursuant to the agreement Mr. Scott has been granted options to acquire 243,750 shares of Common Stock. The exercise price of such options is $10.00 per share.

   Mr. Gardner has an agreement with Superior dated September 21, 1998 to serve as Superior's and the Bank's Chief Financial Officer. He is entitled to receive an annual base salary and bonuses of up to 50% of base salary, with a targeted payout of 30%, if the Bank achieves certain performance goals. Pursuant to the agreement, he has been granted options to acquire 5,540 shares of Common Stock, subject to certain vesting requirements. The exercise price of the options is $10.83.

   Superior has agreed with each of Mr. Bailey, Mr. Scott and Mr. Gardner to pay certain severance benefits upon a change of control of Superior. A change of control is defined for this purpose as the occurrence of a transaction the result of which is that more than 25% of the outstanding shares of Common Stock (or a successor or parent) are acquired by any person, entity or group acting in concert, which before the transaction, owned less than 25% of the outstanding shares of the Common Stock. In the event of a change of control, Mr. Bailey will be entitled to receive, subject to Section 280(g) of the Code, an amount equal to three times his total compensation for the preceding 12 months. Each of Mr. Scott and Mr. Gardner will be entitled to receive, respectively, an amount equal to 2.99 times of his total compensation for the preceding 12 months.

Benefit Plans

   Superior has established a contributory profit sharing plan pursuant to
Section 401(k) of the Code covering substantially all employees (the "Plan"). Superior is the Plan administrator and investment advisor, and Capital Guardian serves as the Plan's trustee. Each year Superior determines, at its discretion, the amount of matching contributions not to exceed 6% of the employee's annual compensation vesting ratably over a four year period. Total Plan expenses charged to Superior's operations for 2000 were $332,534.

Interests of Management and Others in Certain Transactions

   Mr. Bailey, Mr. Scott and Mr. Gardner have entered into employment agreements with Superior. These agreements provide, among other things, that each of them is entitled to receive options to acquire shares of Common Stock pursuant to a vesting schedule determined by the occurrence of certain events. See "--Employment Agreements."

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee consists of John M. Stein, John E. Steuri and David E. Stubblefield, none of whom is an employee of Superior or the Bank. The committee reviews and determines cash compensation of executive officers of Superior.

Compensation Principles

   The committee determines executive compensation in accordance with five principles: (1) Superior's financial performance measured against attainment of Superior's business goals and the performance of peer-group institutions; (2) the competitiveness of executive compensation with Superior's peers; (3) the encouragement of stock ownership of management; (4) the individual performance of each executive officer; and (5) recommendations by the Chief Executive Officer regarding all executive officers other than himself. No disproportionate weight is assigned to any individual principle.

2000 Compensation

   Compensation in 2000 for executive officers, including the Chief Executive Officer, was negotiated in connection with their initial employment by Superior. The terms of such compensation are set forth in employment agreements. See "--Employment Agreements."

Stock Awards

   Certain stock awards to Mr. Bailey, Mr. Scott and Mr. Gardner are governed by the terms of their employment agreements. See "--Employment Agreements."

   This foregoing report is submitted by the Compensation Committee.

                                   Committee:

                                 John M. Stein
                                 John E. Steuri
                             David E. Stubblefield

Performance Graph
                              [PERFORMANCE GRAPH]

                                     2/08/99   3/31/99    6/30/99   9/30/99  12/31/99   3/31/00    6/30/00   9/30/00  12/31/00
SUPERIOR FINANCIAL CORP.              100.00     85.56      97.78    106.67     98.89     84.44      90.55    100.00     97.22
NASDAQ BANK INDEX                     100.00    100.63     108.00     98.29    100.85     91.11      88.63    105.46    115.08
NASDAQ MARKET INDEX U.S. COS.         100.00    102.08     111.64    114.22    165.78    190.38     165.53    152.31    101.97


   Neither the foregoing graph nor the Compensation Committee Report is to be deemed to be incorporated by reference into any past or subsequent filings by Superior under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                             AUDIT COMMITTEE REPORT

   The Audit Committee currently consists of Messrs. Gahr, McMahon, Scroggin and Stein, none of whom is an employee of Superior. The members of the Audit Committee satisfy the independence and experience requirements of the National Association of Securities Dealers. The Audit Committee has adopted a charter, which is attached to this Proxy Statement as Appendix A. The Audit Committee reviews its charter for adequacy on an annual basis. In accordance with its charter, the Audit Committee met four times in 2000. The Audit Committee has reviewed Superior's audited financial statements with management to determine whether such statements were consistent with Superior's audit policy and whether Superior's internal controls were adequate for the preparation of the financial statements.

   The Audit Committee has reviewed and discussed with management Superior's audited financial statements as of and for the fiscal year ended December 31, 2000. The Committee also has discussed with the independent auditors for Superior the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee has received the written disclosures and the letter from the independent auditors for Superior required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors that firm's independence from management and Superior. In addition, the Audit Committee considered the compatibility of nonaudit services with the auditor's independence.

   Based on the review and discussions referred to in the above paragraph, the Committee recommends to the Board that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

   One of the Audit Committee's responsibilities is to recommend to the Board an independent auditor. The Audit Committee has recommended Ernst & Young LLP as Superior's independent auditor for 2001 (See "Ratification of Independent Auditor").

   In making its recommendation for 2001, the Audit Committee considered the fees paid to Ernst & Young LLP in relation to the services they provided and the compatibility of any non-audit services that Ernst & Young LLP provided to Superior with their status as its independent auditor. See "Ratification of Independent Auditor--Audit Fees" for more information regarding fees paid to Ernst & Young LLP during 2000.

   The foregoing report is submitted by the Audit Committee.

                                   Committee:

                                 Brian A. Gahr
                               Howard B. McMahon
                                Ben F. Scroggin
                                 John M. Stein

                      RATIFICATION OF INDEPENDENT AUDITORS

Selection

   Management of Superior has recommended that Ernst & Young LLP be retained as Superior's independent auditors for both it and the Bank. The Board approved retaining Ernst & Young LLP.

   Superior has selected the firm of Ernst & Young LLP to act as its and the Bank's independent auditors for 2001. It is expected that representatives of this firm will be present at the Annual Meeting and have an opportunity to make a statement to, and to answer questions from, shareholders.

   Ratification of the selection of Ernst & Young LLP (Proposal 2 on the proxy card) requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The Board recommends a vote for the ratification of Ernst & Young LLP.

Audit Fees

   Audit related fees for the year ended December 31, 2000 totaled $121,717 (Annual Audit: $111,217; Audit Related Services: $10,500).

Financial Information Systems Design and Implementation Fees

   For the year ending December 31, 2000, Ernst & Young LLP was not engaged to and did not provide any of the professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

   For the year ended December 31, 2000, Ernst & Young LLP billed $35,434 to Superior for services other than those described above.

Compatibility of Fees

   Superior's Audit Committee has considered the provision of non-audit services by Ernst & Young LLP and the fees paid to Ernst & Young LLP for such services, and believes that the provision of such services and their fees are compatible with maintaining Ernst & Young LLP's independence (See "Audit Committee Report").

          BYLAW PROVISIONS REGARDING CONDUCT OF SHAREHOLDERS' MEETINGS

   Superior's bylaws contain two provisions relating to the conduct of shareholders' meetings. The first provision requires that certain procedures be followed by a shareholder of record who wishes to present business at the annual meeting of shareholders, including the nomination of candidates for election as directors. In order to nominate persons for election as a director or to present other business at a meeting, a shareholder must provide written notice thereof to the Secretary of Superior not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, provided that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting or the 20th day following the day on which public announcement of the date of such meeting is first made.

   As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the shareholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such shareholder. The notice must also contain the name and address of such shareholder and the class and number of shares of Superior owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for election as a director. The Board is not required to nominate a person designated by a shareholder or to take up such other business as may be contained in a written notice from a shareholder; however, compliance with this procedure would permit a shareholder to nominate the individual at the shareholders meeting, and any shareholder may vote shares in person or by proxy for any individual such shareholder desires. The procedures relating to nominating directors and presenting other business at a shareholders' meeting may only be used by a shareholder who is a shareholder of record at the time of the giving of the notice by the shareholder to the secretary of Superior. The procedures do not prohibit or apply to shareholder proposals under SEC rule 14a-8 as described at "Proposals of Shareholders."

   The second provision of Superior's bylaws relates to the conduct of the business at a shareholder meeting. Under that provision, the Board has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.

                           PROPOSALS OF SHAREHOLDERS

   Subject to certain rules of the SEC, proposals by shareholders intended to be presented at Superior's 2002 annual meeting of shareholders must be received at Superior's principal executive offices not less than 120 calendar days in advance of April 13, 2002 (December 14, 2001) for inclusion in the proxy or information statement relating to the 2002 annual meeting.

                                 OTHER MATTERS

   Superior does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

   Superior has furnished without charge to its shareholders, herewith, a copy of its annual report on Form 10-K, including Superior financial statements but excluding financial statement schedules and exhibits, required to be filed with the SEC for the year ended December 31, 2000. A copy of the financial statement schedules and exhibits may be obtained upon written request to Rick D. Gardner, 16101 LaGrande Drive, Suite 103, Little Rock, Arkansas 72223.

   PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

   YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF SUPERIOR AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

   RESOLVED, the Audit Committee shall operate in accordance with these resolutions, which shall be the Audit Committee's charter, and shall conduct itself with the utmost regard for ensuring that the Company conforms to all applicable generally accepted accounting principles, and when in doubt as to what those principles may be, the Audit Committee shall confer with the Company's then current and duly appointed independent auditors (sometimes referred to herein as "outside auditors") and shall be entitled to rely upon their advice and direction;

   FURTHER RESOLVED, the Audit Committee of the Board shall be comprised exclusively of independent Board members who each at time of appointment to the Audit Committee and continuing throughout service on that committee shall have no relationship to the Company that may interfere with the exercise of independence from the management of the Company and the Company itself, with the term "independence" hereby defined to mean (a) no employment by the Company or any affiliate of the Company currently or within five years preceding appointment, (b) no receipt of compensation from the Company or any affiliate of the Company other than for services as a Board member or in connection with a Company benefit available to Board members, (c) no family relationship with any person who currently or has been an executive officer of the company during the five years preceding appointment of the Audit Committee member, (d) no status as a partner in, controlling stock of, or a stockholder of any for-profit business organization receiving or paying more than five percent (5%) of the Company's consolidated gross revenues annually from or to the Company and any affiliate of the Company, and (e) no status as an executive officer of a business or other organization at which an executive officer of the Company serves on that organization's compensation committee;

   FURTHER RESOLVED, the Audit Committee shall at all times have at least three members, each of whom shall have, or acquire reasonably after appointment to the Audit Committee, the ability to understand fundamental financial statements (including balance sheets, income statements, and cash flow statements) and at least one of whom shall have accounting or related financial management expertise;

   FURTHER RESOLVED, the independent auditors appointed by the Board are ultimately accountable to the Board and the Audit Committee, as representatives of the stockholders of the Company, and the Board has the sole authority and responsibility to select, evaluate, and if necessary and appropriate, replace the outside auditors from time to time;

   FURTHER RESOLVED, the Audit Committee shall obtain from the outside auditors a formal written statement on an annual basis in which the auditor delineates all relationships between the auditor and the Company or affiliates (including executive officers) of the Company and the Audit Committee shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services, and if the Audit Committee determines that any relationship or service as disclosed may impact the objectivity and independence of the outside auditors, the Audit Committee shall take or cause the outside auditors to take such action as to ensure the independence of the outside auditors;

   FURTHER RESOLVED, the Company's auditors shall meet with and discuss with the Audit Committee the Company's accounting principles as applied in its financial reporting, and in its discussions the outside auditors shall disclose its judgments about the quality of the Company's accounting principles, which discussion shall include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management of the Company in preparing financial disclosure, and to ensure open and frank discussions the Audit Committee shall, at an appropriate time in each of its meetings with the outside auditors, dismiss any officers, other Board members, and other Company affiliates from the meeting and reserve sufficient time for such meetings;

   FURTHER RESOLVED, the Audit Committee or its Chairman shall meet, in person or by telephone, on a quarterly basis with the outside auditors for purposes of reviewing the then current SEC Form 10-Q or 10-K prior to its filing with the Securities and Exchange Commission;

   FURTHER RESOLVED, the Audit Committee shall have the authority both to retain special legal, accounting, or other consultants to advise the Committee and to request that any officer or employee of the Company or Company's outside counsel or independent auditor attend a meeting of the Committee or meet with any members of, or consultants to, the Committee;

   FURTHER RESOLVED, the Audit Committee shall meet with representatives of both the Internal Audit and Loan Review functions on a quarterly basis, to review the activities of those functions for the most recent quarter and to obtain the information necessary to form an evaluation of the Company's internal control structure;

   FURTHER RESOLVED, Internal Audit shall provide to the Audit Committee for approval an Audit Program within the first quarter of each calendar year, which will detail the activities scheduled on the basis of both risk assessment and regulatory and/or legal requirements for the remainder of that calendar year, and the progress in accomplishing such program which will be reviewed on an annual basis; and

   FURTHER RESOLVED, the Audit Committee's duties and responsibilities are limited to those set forth previously in this Charter, and specifically do not include the following duties which are deemed to be the responsibility of management, internal audit, and/or the independent auditor: (a) planning or conducting audits, (b) determining that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles, (c) conducting investigations, (d) resolving disagreements, if any, between management and the independent auditor, and (e) assuring compliance with laws and regulations.

                      SOLICITED BY THE BOARD OF DIRECTORS
                                     PROXY
                                  Common Stock
                            Superior Financial Corp
                         Annual Meeting of Shareholders
                                  May 16, 2001

  The undersigned hereby appoints C. Stanley Bailey and C. Marvin Scott and either of them, or such other persons as the Board of Directors of Superior Financial Corp. ("Superior") may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $0.01, of Superior (the "Common Stock") which the undersigned would be entitled to vote at the annual meeting of shareholders to be held on May 16, 2001 and at any and all adjournments thereof. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, and (ii) on any other matter that may properly come before the meeting, including matters incident to the conduct of the meeting.

1. Election of Directors:

  NOMINEES FOR A TERM EXPIRING IN 2002: C. Stanley Bailey, Brian A. Gahr, Rick
D. Gardner, Howard B. McMahon, C. Marvin Scott, Ben F. Scroggin, John M. Stein, John E. Steuri and David E. Stubblefield

  [_] FOR all nominees listed except as marked to the
contrary        [_] WITHHOLD AUTHORITY to vote for all nominees

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.

2. Ratification of Ernst & Young LLP as Superior's independent auditors.

  [_] FOR ratification               [_] AGAINST
ratification               [_] ABSTAIN

                          (Continued On Reverse Side)

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1, AND FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                        Please sign and date this proxy.

I will [_] will not [_] attend the meeting.


                                           DATED: _______________________, 2001

                                           Phone No.:

                                           ------------------------------------
                                                (Signature of Shareholder)

                                           ------------------------------------
                                            (Signature of Shareholder, if more
                                                         than one)
                                           Please sign exactly as your name
                                           appears on the envelope in which
                                           this material was mailed. Agents,
                                           executors, administrators,
                                           guardians, and trustees must give
                                           full title as such. Proxies of
                                           corporations should be signed by
                                           their President or authorized
                                           officer.